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                                                                  EXHIBIT 10.39


                    AMENDMENT TO STERLING - MEDITRUST LEASES

         This AMENDMENT is made as of the 23rd of December, 1999 by and among
(i) ASSISTED LIVING PROPERTIES, INC., a Kansas corporation having its principal place of business c/o Sterling House Corporation, 450 North Sunnyslope Road, Suite 300, Brookfield, Wisconsin 53005 ("ALP"); (ii) STERLING HOUSE CORPORATION, a Kansas corporation having its principal place of business at 450 North Sunnyslope Road, Suite 300, Brookfield, Wisconsin 53005 ("Sterling"); (iii) ALTERRA HEALTHCARE CORPORATION, a Delaware corporation formerly known as ALTERNATIVE LIVING SERVICES, INC., a Delaware corporation having its principal place of business at 450 North Sunnyslope Road, Suite 300, Brookfield, Wisconsin 53005 ("Alterra"); (iv) ALS LEASING, INC., a Delaware corporation, having its principal place of business at 450 North Sunnyslope Road, Suite 300, Brookfield, Wisconsin 53005 ("ALS Leasing"); (v) MEDITRUST OF KANSAS, INC., a Delaware corporation, having a principal place of business c/o MEDITRUST CORPORATION, 197 First Avenue, Needham Heights, Massachusetts 02494 ("MOK"); (vi) NEW MEDITRUST COMPANY LLC, a Delaware limited liability company and successor by merger to MEDITRUST COMPANY LLC (the successor by merger to MEDITRUST OF FLORIDA, INC., a New York corporation, MEDITRUST OF TEXAS, INC., a Delaware corporation, and MEDITRUST OF OHIO, INC., a Delaware corporation), having a principal place of business c/o MEDITRUST CORPORATION, 197 First Avenue, Needham Heights, Massachusetts 02494 (collectively, "Meditrust"); (vii) T AND F PROPERTIES, LP, a Delaware limited partnership (successor in title to certain Meditrust/ALS Facilities (as such term is defined in the Meditrust Agreements) located in Texas), having a principal place of business c/o MEDITRUST CORPORATION, 197 First Avenue, Needham, Massachusetts 02494 ("T and F"); and (viii) MEDITRUST ACQUISITION COMPANY LLC, a Delaware limited liability company (the successor by merger to MEDITRUST ACQUISITION CORPORATION III, a Delaware corporation), having its principal place of business c/o MEDITRUST CORPORATION, 197 First Avenue, Needham Heights, Massachusetts 02494 ("MAC").

                              W I T N E S S E T H:

         WHEREAS, ALP, Meditrust and MOK are parties to that certain Amended and Restated Agreement Regarding Related Transactions ($35,000,000 Combined Sale/Leaseback) dated as of March 31, 1997, as amended (the "$35,000,000 Meditrust Agreement"); and

         WHEREAS, ALS Leasing, Alterra and MAC are parties to that certain Amended and Restated Agreement Regarding Related Lease Transactions ($100,000,000 Meditrust Investment) dated as of April 30, 1997, as amended (the "$100,000,000 Meditrust Agreement"); and




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         WHEREAS, ALP, Meditrust and MOK are parties to that certain Agreement
Regarding Related Transactions ($50,000,000 Combined Sales/Lease Back) dated as of September 30, 1997, as amended (the "$50,000,000 Meditrust Agreement"); and

         WHEREAS, ALS Leasing, Alterra and MAC are parties to that certain Agreement Regarding Related Lease Transactions ($150,000,000 Meditrust Investment) dated as of November 21, 1997, as amended (the "$150,000,000 Meditrust Agreement"). The $35,000,000 Meditrust Agreement, the $100,000,000 Meditrust Agreement, the $50,000,000 Meditrust Agreement and the $150,000,000 Meditrust Agreement may be referred to herein collectively as the "Meditrust Agreements"; and

         WHEREAS, Alterra and Sterling (as the sole shareholder of ALP) consummated on or about October 23, 1997 an Agreement and Plan of Merger dated as of July 30, 1997, as amended, pursuant to which Sterling became a wholly-owned subsidiary of Alterra and a sister corporation to ALS Leasing; and

         WHEREAS, Meditrust consented to the aforesaid merger on certain terms and conditions, including, without limitation, that Alterra guaranty the Lease Obligations, as such term is defined in those certain Facility Lease Agreements by and among Meditrust and ALP (the "Sterling Leases");

         WHEREAS, in conjunction with the aforesaid merger of Sterling and upon receipt of the aforesaid Alterra guaranty, Meditrust agreed to amend the Sterling Leases to make certain provisions thereof consistent with certain provisions of the Facility Lease Agreements by and between MAC and ALS Leasing (the "ALS Leases"); and

         WHEREAS, Alterra and Sterling now desire to merge Sterling with Alterra, with Alterra to become the surviving entity, and MOK, Meditrust, MAC and T and F agree to consent to such merger, contingent upon the execution of this Amendment.

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. DEFINED TERMS. Initial capitalized terms used herein and not otherwise defined shall have the meanings respectively ascribed to such terms in the ALS Leases.

         2. CONSENT TO MERGER. MOK, Meditrust, MAC and T and F hereby (i) consent to the merger of Sterling with Alterra, with Alterra to be the surviving corporation following such merger, (ii) accept Alterra as the guarantor under the Sterling Leases immediately following the merger and (iii) agree that such merger and the failure of Sterling to be the surviving corporation shall not be or constitute a Default or Event of Default under the Sterling Leases, the ALS Leases, the Meditrust Agreements or any documents or instruments executed or delivered in connection therewith. MOK, Meditrust, MAC and T and F further represent and warrant that they collectively are the owners of all of the Facilities subject to the Sterling Leases and the ALS


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Leases and no other persons or entities claiming by, through or under MOK,
Meditrust, MAC or T and F are required to consent to the merger or the other matters set forth in this Amendment. As partial consideration to the aforementioned consent to merger, ALP, Sterling (if prior to the date said merger is consummated), Alterra and ALS Leasing shall, within ten (10) business days of the request of any of MOK, Meditrust, T and F or MAC, execute any amendments to the Meditrust Agreements reasonably requested by any such party to reflect the facts as they currently exist and/or to make modifications consistent with this Amendment. Alterra shall notify MAC as soon as the aforementioned merger is consummated.

         3. ALTERRA AS GUARANTOR OF STERLING LEASES. Simultaneously with the consummation of the merger of Sterling with Alterra, resulting in Alterra as the surviving corporation, all references in the Sterling Leases to the Guarantor shall mean and refer to only Alterra. Effective upon the consummation of such merger, ALP shall be a wholly-owned subsidiary of Alterra.

         4. CHANGES IN EXECUTIVE OFFICERS. The following language (or any substantially similar language) appearing in each Sterling Lease shall be deleted in its entirety:

         "CHANGES IN EXECUTIVE OFFICERS. Lessee shall not suffer of permit to exist any circumstance in which any of the executive officers listed on EXHIBIT J hereto ceases for any reason to serve as an executive officer of Lessee, unless succeeded in such position within thirty (30) days by another individual reasonably satisfactory to Lessor, and this provision will, in turn become effective as to each such successive executive officer."

         5. DEFAULT: CHANGE IN CONTROL. The following language (or any substantially similar language) appearing in the Article entitled "Default" under each Sterling Lease shall be deleted in its entirety:

                  "(h) in the event that, without the prior written consent of Lessor, in each instance, which consent may be withheld by Lessor in its sole and absolute discretion: (i) there shall be a change in the Person or Persons presently holding management or ownership control of any member of the Leasing Group (other than changes in stock ownership of, or the individuals managing, Guarantor), whether by operation of law or otherwise; (ii) all or any portion of the interest of any partner or member of any member of the Leasing Group (other than changes in the stock ownership of Guarantor) shall be, on any one or more occasions, directly or indirectly, sold, assigned, hypothecated or otherwise transferred (whether by operation of law or otherwise), if such member of the Leasing Group shall be a partnership, joint venture, syndicate or other group; (iii) more than twenty-five (25%), in the aggregate, of the shares of the issued and outstanding capital stock of any member of the Leasing Group (other than changes of stock ownership of Guarantor) shall be, on any one or more occasions, directly or indirectly, sold, assigned, hypothecated or otherwise transferred (whether by operation of law or otherwise), if such member of the Leasing Group shall be a corporation; or (iv) all or any



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         portion of the beneficial interest in any member of the Leasing Group shall be, directly or indirectly, sold or otherwise transferred (whether by operation of law or otherwise), if such member of the Leasing Group shall be a trust;

                  (i) the death, incapacity, liquidation, dissolution or termination of existence of any member of the Leasing Group with any other Person;"

         Said language shall be replaced by the following:

                  "(h) in the event that, without the prior written consent of the Lessor, in each instance, which consent may be withheld by the Lessor in its sole and absolute discretion, and except as specifically permitted in subsection (h)(vi) or subsection (i) below:

                           i. there shall be a change in the Person or Persons presently in control of any member of the Leasing Group (other than changes in stock ownership of the Guarantor or changes in the officers or directors of either the Lessee or the Guarantor) (whether by operation of law or otherwise);

                           ii. any member of the Leasing Group (other than changes in the stock ownership of the Guarantor), all or any portion of the interest of any partner or member of any member of the Leasing Group shall be, on any one or more occasions, directly or indirectly, sold, assigned, hypothecated or otherwise transferred (whether by operation of law or otherwise), if such member of the Leasing Group shall be a partnership, joint venture, syndicate or other group;

                           iii. any of the shares of the issued and outstanding capital stock of any member of the Leasing Group (other than changes of stock ownership of the Guarantor) shall be, on any one or more occasions, directly or indirectly, sold, assigned, hypothecated or otherwise transferred (whether by operation of law or otherwise), if such member of the Leasing Group shall be a corporation;

                           iv. all or any portion of the beneficial interest in any member of the Leasing Group shall be, directly or indirectly, sold or otherwise transferred (whether by operation of law or otherwise), if such member of the Leasing Group shall be a trust;

                           v. except as otherwise expressly permitted herein, if any Person other than the Lessee is the licensed operator of the Facility; or

                           vi. more than fifty percent (50%), in the aggregate, of the shares of the issued and outstanding capital stock of the Guarantor are held by a single Person or two (2) or more Affiliates (collectively, an "Acquiror"),

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                           except in a Permitted Transaction (defined below). If
                           immediately after the date on which the Acquiror acquire(s) more than fifty percent (50%) of such stock, the "Net Worth" (defined as an amount determined in accordance with GAAP) of the Guarantor is equal to or greater than FIFTY-FIVE MILLION
                           DOLLARS ($55,000,000.00), then such acquisition shall be deemed to be a "Permitted Transaction." However, in the event that a Permitted Transaction occurs, then the higher ratios and the Net Worth covenant pertaining to the Guarantor specified in the financial covenants of this Lease shall both become operative and effective;

         (i) the death, incapacity, merger, liquidation, dissolution or termination of existence of any member of the Leasing Group (except (a) in the case of a merger or consolidation of some other Person with the Guarantor, which shall be a "Permitted Merger" or (b) in the case of a Permitted Transaction); provided however, if the Persons who were the shareholders of the Guarantor immediately prior to the Permitted Merger hold in the aggregate less than 50% of the outstanding voting stock of the surviving corporation which results from the Permitted Merger, then
         (i) the higher ratios specified in Section 11.3.5 and the Net Worth requirement for the Guarantor specified above shall both become operative and effective, and (ii) if Alterra Healthcare Corporation is not the surviving corporation which results from such Permitted Merger, the new surviving corporation will affirm in writing its obligations under the Guaranty;"

         6. RENT COVERAGE RATIO. The financial covenant entitled "Rent Coverage Ratio of Lessee" or "Debt Coverage Ratio of Lessee" contained in any of the Sterling Leases shall be deleted in its entirety, and the Rent Coverage Ratio provisions of the $35,000,000 Meditrust Agreement or the $50,000,000 Meditrust Agreement, as applicable, shall control.

         7. GUARANTOR. Notwithstanding any provisions of the Sterling Leases to the contrary, the definition of "Guarantor" shall mean and be Alterra Healthcare Corporation and its successors and assigns.

         8. CURRENT RATIO - GUARANTOR. Notwithstanding any provisions of the Sterling Leases to the contrary, the text of the financial covenant entitled "Current Ratio - Guarantor" shall be deleted in its entirety, and the following text shall be substituted therefor:

                  "CURRENT RATIO - GUARANTOR. The Guarantor shall achieve, as of December 31, 1997, a ratio of Consolidated Current Assets to Consolidated Current Liabilities equal to or greater than 0.5 to 1 and, as of December 31 of each year thereafter during the Term, a ratio of Consolidated Current Assets to Consolidated Current Liabilities equal to or greater than 1.0 to 1; provided however that if a Permitted Transaction (as defined in Section 16.1(h)(vi)) occurs, or if increased ratios are triggered by a Permitted Merger pursuant to


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         Section 16.1(i), then such ratios shall increase to 1.0 to 1.0 and 1.2 to 1.0, respectively."

         9. NET WORTH OF GUARANTOR AFTER A PERMITTED TRANSACTION OR PERMITTED MERGER. The following financial covenant shall be inserted in the Financial Covenants section of each Sterling Lease:

                  "NET WORTH OF GUARANTOR AFTER A PERMITTED TRANSACTION OR PERMITTED MERGER. From and after the occurrence of a Permitted Transaction or if triggered by a Permitted Merger pursuant to Section 16.1(i), the Guarantor shall maintain a "Net Worth" (determined in accordance with GAAP) of not less than FIFTY-FIVE MILLION DOLLARS ($55,000,000.00)."

         10. TANGIBLE NET WORTH - GUARANTOR. Notwithstanding any provisions of the Sterling Leases to the contrary, the text of the financial covenant entitled "Tangible Net Worth - Guarantor" shall be deleted in its entirety, and the following text shall be substituted therefor:

                  "TANGIBLE NET WORTH - GUARANTOR. The Guarantor shall maintain, at all times, a Tangible Net Worth of not less than FORTY MILLION AND NO/100 DOLLARS ($40,000,000.00)."

         11. RESTRICTIONS RELATING TO THE GUARANTOR. Notwithstanding any provisions of the Sterling Leases to the contrary, the text of the negative covenant entitled "Restrictions Relating to the Guarantor" contained in the Sterling Leases shall be deleted in its entirety, and the following text shall be substituted therefor:

                  "RESTRICTIONS RELATING TO THE GUARANTOR. If, at any time during the Term, the Tangible Net Worth of the Guarantor is less than FORTY MILLION AND NO/100 DOLLARS ($40,000,000.00), the Guarantor shall not, without the prior written consent of the Lessor, in each instance, which consent may be withheld in the sole and absolute discretion of the Lessor, convey, assign, donate, sell, mortgage or pledge any real or personal property or take any other action which would have a materially adverse effect upon the Tangible Net Worth or general financial condition of Guarantor."

         12. ACCEPTABLE LICENSED OPERATOR.

         (a) DEFINITION. The following definition shall be added to the definition section of each Sterling Lease:

                  "ACCEPTABLE LICENSED OPERATOR: Any of (a) the Current Manager,
         (b) the Lessee, (c) the Guarantor, (d) any Manager of the Facility (pursuant to a Management Agreement approved by the Lessor) that is wholly-owned by Alterra Healthcare Corporation and, during the Term, is engaged in no business or

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         venture other than the ownership and/or operation of any health care facility owned or financed by any Meditrust Entity, or (e) any Sublessee of the Facility (pursuant to a Sublease approved by the Lessor) that is wholly-owned or is controlled by Alterra Healthcare Corporation and, during the Term, is engaged in no business or venture other than the ownership and/or operation of any health care facility owned or financed by any Meditrust Entity."

         (b) AFFIRMATIVE COVENANT. The following covenant shall be added to the Affirmative Covenant section of each Sterling Lease:

                  "ACCEPTABLE LICENSED OPERATOR. In the event that the Lessee proposes that any other Acceptable Licensed Operator become the licensed operator of the Facility, the Lessee shall so advise the Lessor and, subject to the Lessor's review and approval of any applicable Sublease or Management Agreement (pursuant to which the proposed Acceptable Licensed Operator shall operate the Facility), the Lessor shall consent to such operation of the Facility by the proposed Acceptable Licensed Operator, as long as, prior to or contemporaneously with the commencement of the operation of the Facility by such proposed Acceptable Licensed Operator and without limiting any other terms and conditions of the Lease Documents, the Lessor receives (a) such evidence as the Lessor may request evidencing that the proposed Acceptable Licensed Operator has received all Permits necessary for the operation of the Facility in accordance with its Primary Intended Use,
         (b) such documents executed by the proposed Acceptable Licensed Operator as the Lessor may request to maintain and protect the Lessor's security for the Lease Obligations (including, without limitation, documents in form and substance substantially similar to the Permits Assignment and Security Agreement), (c) a copy of the proposed Acceptable Licensed Operator's articles of incorporation as certified by the Secretary of State of the state of its incorporation, (d) a certificate of the Secretary of State of the state of incorporation of the proposed Acceptable Licensed Operator to the effect that the proposed Acceptable Licensed Operator is in legal existence and good standing on the records of such Secretary of State as of the date of such Certificate, (e) a copy of the by-laws of the proposed Acceptable Licensed Operator as certified by the Secretary of the proposed Acceptable Licensed Operator, (f) resolutions certified by the Secretary of the proposed Acceptable Licensed Operator evidencing the execution and delivery of the documents required under this Section by the Lessor and (g) if requested by the Lessor, a due authorization and enforceability opinion, addressed to the Lessor, in form and substance reasonably acceptable to the Lessor, rendered by counsel to the Lessee and the proposed Acceptable Licensed Operator, opining as to the due authorization, execution, delivery and enforceability of the documents required under this Section by the Lessor."

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         13. MISCELLANEOUS. Except as expressly modified above, the Sterling
Leases are hereby ratified and confirmed and shall remain in full force and effect.
















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         IN WITNESS WHEREOF the parties hereto have executed this Amendment under seal as of the date first above written.

WITNESS:                                     ASSISTED LIVING PROPERTIES,
                                             INC., a Kansas corporation


                                             By:   /s/ Thomas E. Komula
----------------------------                    --------------------------------
Name:                                             Name: Thomas E. Komula
                                                  Title: Vice President

WITNESS                                      STERLING HOUSE CORPORATION,
                                             a Kansas corporation


                                             By:   /s/ Thomas E. Komula
----------------------------                    --------------------------------
Name:                                             Name: Thomas E. Komula
                                                  Title: Vice President:

WITNESS:                                     ALTERRA HEALTHCARE
                                             CORPORATION, a Delaware corporation


                                             By:   /s/ Thomas E. Komula
----------------------------                    --------------------------------
Name:                                             Name: Thomas E. Komula
                                                  Title: Senior Vice President

WITNESS:                                     ALS LEASING, INC, a Delaware
                                             corporation


                                             By:   /s/ Thomas E. Komula
----------------------------                    --------------------------------
Name:                                             Name: Thomas E. Komula
                                                  Title: Vice President

WITNESS:                                     MEDITRUST OF KANSAS, INC.,
                                             a Delaware corporation


                                             By:   /s/ Michael S. Benjamin
----------------------------                    --------------------------------
Name:                                             Name: Michael S. Benjamin
                                                  Title: Senior Vice President


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WITNESS:                                     NEW MEDITRUST COMPANY LLC, a
                                             Delaware limited liability company


                                             By:   /s/ Michael S. Benjamin
----------------------------                    --------------------------------
Name:                                             Name: Michael S. Benjamin
                                                  Title: Senior Vice President

WITNESS:                                     MEDITRUST ACQUISITION
                                             COMPANY LLC, a Delaware limited
                                             liability company


                                             By:   /s/ Michael S. Benjamin
----------------------------                    --------------------------------
Name:                                             Name: Michael S. Benjamin
                                                  Title: Senior Vice President


WITNESS:                                     T AND F PROPERTIES, LP, a Delaware
                                             limited partnership


                                             By:   /s/ Michael S. Benjamin
----------------------------                    --------------------------------
Name:                                             Name: Michael S. Benjamin
                                                  Title: Senior Vice President





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